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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported) February 7, 2003
                                                        ----------------


                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                  04-3510455
      --------                      ---------                ----------
(State or other jurisdiction of   (Commission               (IRS Employer
   incorporation)                  File Number)            Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)







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ITEMS 1, 2, 3, 4, 5, 6 AND 8.  NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

        (a) Financial Statements of Businesses Acquired: Not applicable

        (b) Pro Forma Financial Information: Not applicable

        (c) Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated February 7, 2003

ITEM 9. REGULATION FD DISCLOSURE.
        ------------------------

      On February 7, 2003, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced that Wayne F. Patenaude would begin as Senior Vice President, Chief Financial Officer and Treasurer of the Company and the Bank on or about March 1, 2003. A copy of the Company's press release dated February 7, 2003 is attached as Exhibit 99.1 and incorporated herein by reference.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BERKSHIRE HILLS BANCORP, INC.


Dated: February  10, 2003             By:  /s/ Michael P. Daly
                                           -------------------------------------
                                           Michael P. Daly
                                           President and Chief Executive Officer